EXHIBIT 24.1















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                               Michael A. Littman
                                 Attorney at Law
                            10200 W. 44th Ave., #400
                              Wheat Ridge, CO 80033
                       (303) 422-8127 Fax: (303) 422-7796




                                     CONSENT



     I hereby consent to the use in the Form S-1 of Northwood Services, Inc., under the Securities Act of 1933, of my opinion letter dated December 1, 1997.



                                               /s/ Michael A. Littman
                                               ---------------------------------
                                               Michael A. Littman
                                               Attorney at Law
                                               December 1, 1997

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